================================================================================

                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                           --------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 17, 1997

                           IMPERIAL HOLLY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                                001-10307                            74-0704500
(STATE OR OTHER JURISDICTION OF           (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)


                  ONE IMPERIAL SQUARE, SUITE 200, P.O. BOX 9
                            SUGAR LAND, TEXAS 77487
                             (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES
                                 AND ZIP CODE)

                                (281) 491-9181
                        (REGISTRANT'S TELEPHONE NUMBER,
                             INCLUDING AREA CODE)



                           --------------------------

================================================================================

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      The Tender Offer

     On October 17, 1997, Imperial Holly Corporation, a Texas corporation (the "Company"), announced the successful completion of a tender offer (the "Tender Offer") by IHK Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of the Company (the "Purchaser"), to purchase 50.1% of the outstanding common stock, par value $0.25 per share ("Savannah Common Stock") of Savannah Foods & Industries, Inc., a Delaware corporation ("Savannah Foods"). Pursuant to the Tender Offer, the Company accepted on a pro rated basis 14,397,836 shares of Savannah Common Stock tendered (which constitute 50.1% of the outstanding shares of Savannah Common Stock) at a price of $20.25 per share, net to the seller in cash, without interest. On October 24, 1997, the Company purchased such shares of Savannah Common Stock. Attached as Exhibit 99.1 and incorporated herein by reference, is a press release by the Company announcing the successful completion of the Tender Offer.

     The Financing

     In order to finance the Tender Offer and to repay approximately $140 million of indebtedness of the Company and certain related expenses and to provide for the Company's working capital needs pending the closing of the Merger (as defined below), the Company has entered into a $505 million credit facility (the "Tender Credit Facility") arranged by Lehman Commercial Paper, Inc. ("LCPI"), an affiliate of Lehman Brothers Inc., a financial advisor to the Company in connection with the Merger. The Tender Credit Facility is comprised of a term loan facility in the amount of $295 million and a revolving credit facility in the amount of $210 million. The Tender Credit Facility is guaranteed by each of the Company's direct and indirect subsidiaries (other than Savannah Foods and its subsidiaries), and is secured by substantially all the assets of the Company and each of such guarantors. The term loan will be repayable on the earlier of (i) the date of the closing of the Merger and (ii) January 15, 1998 (the "Maturity Date"). The revolving credit facility will be available on a revolving basis to refinance certain existing indebtedness and will mature on the Maturity Date. The Tender Credit Facility will bear interest, at the Company's election, at either (i) the highest of (A) the prime rate of the administrative agent selected in the syndication process, (B) the secondary market rate for certificates of deposit plus 1%, or (C) the federal funds effective rate plus 0.50% (the "Base Rate"), in each case plus a margin of 1.50% or (ii) the rate for Eurodollar deposits in the interbank Eurodollar market (the "Eurodollar Rate") plus a margin of 2.50%. In connection with the consummation of the Merger, the Tender Credit Facility will be replaced by a senior credit facility also arranged by LCPI.

     The Merger

     The Tender Offer constitutes the first step of the acquisition of Savannah Foods by the Company. The Company entered into an Agreement and Plan of Merger, dated September 12, 1997, among the Company, the Purchaser and Savannah Foods (the "Merger Agreement"), which provided for the acquisition of the Savannah Foods by the Purchaser by means of the Tender Offer and the subsequent merger of the Purchaser with and into Savannah Foods (the "Merger"). The Merger will constitute the second and final step in the acquisition of Savannah Foods by the Company. The Merger Agreement provides that upon consummation of the Merger, each outstanding share of Savannah Common Stock (other than shares of Savannah Common Stock owned by the Company and its affiliates, which include shares of Savannah Common Stock purchased in the Tender Offer, and shares of Savannah Common Stock held by stockholders of Savannah Foods exercising dissenters' rights of appraisal under Delaware law) will be converted into the right to receive, subject to stockholder elections and proration, either (i) $20.25 of common stock, no par value ("Imperial Common Stock"), of the Company, subject to
a collar of $13.25 to $17.25 per share, or (ii) $20.25 in cash.   In the Merger,
30% of the outstanding shares of Savannah Common Stock will be converted into the right to receive Imperial Common Stock, and 19.9% of the outstanding shares of Savannah Common Stock will be converted into the right to receive $20.25 in cash. The remaining 50.1% of the outstanding shares of Savannah Common Stock
purchased by the Purchaser in the Tender Offer will be canceled.   Attached as
Exhibit 99.2 and incorporated herein by reference, is a copy of the Merger Agreement.

     Savannah Foods

     Savannah Foods is engaged in the production, marketing and distribution of food products, principally refined sugar and is based in Savannah, Georgia.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (A-B) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED AND PRO FORMA
               FINANCIAL INFORMATION

        The financial statements and pro forma financial information required pursuant to this Item 7 with respect to the acquisition of 50.1% of the outstanding Savannah Common Stock as described in Item 2 above will be filed by amendment hereto within the time period required.

        (c)  EXHIBITS

        Exhibit 99.1    -    Press Release issued by Imperial Holly Corporation on October 17, 1997

        Exhibit 99.2    -    Agreement and  Plan of Merger, dated September 12, 1997, among Imperial Holly
                             Corporation, IHK Merger Sub Corporation and Savannah Foods & Industries, Inc.

        Exhibit 99.3    -    Press Release issued by Imperial Holly Corporation on October 31, 1997

ITEM 8. CHANGE IN FISCAL YEAR

     On October 31, 1997, the Company announced that effective as of such date, its Board of Directors had changed the Company's fiscal year end from March 31
to September 30.   The Company will report operating results for the transition period of the six months ended September 30, 1997 on Form 10-K within the time period required.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              IMPERIAL HOLLY CORPORATION


Date: October 31, 1997

                              By:   /s/ WILLIAM F. SCHWER
                                    ---------------------------------------
                                    William F. Schwer
                                    Managing Director, General Counsel and
                                    Secretary

                                 EXHIBIT INDEX

Exhibit No.                                                                                Page No.
-----------                                                                                -------

        Exhibit 99.1    -    Press Release issued by Imperial Holly Corporation on October 17, 1997

        Exhibit 99.2    -    Agreement and  Plan of Merger, dated September 12, 1997, among Imperial Holly
                             Corporation, IHK Merger Sub Corporation and Savannah Foods & Industries, Inc.

        Exhibit 99.3    -    Press Release issued by Imperial Holly Corporation on October 31, 1997
